SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2003

NEXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25247	95-4675095
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421

(Address of principal executive offices)

423-296-8213

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 5.    Other Events.

On April 9, 2003, the Registrant issued a press release reporting earnings results for the fiscal quarter ending February 28, 2003.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits

99.3	Press release dated April 9, 2003 reporting earnings results for the fiscal quarter ending February 28, 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2003

NEXT, INC.

By:	/s/ Dan F. Cooke
Dan F. Cooke Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.3	Press release dated April 9, 2003 reporting earnings results fiscal quarter ending February 28, 2003.